UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 6, 2006

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

Except for historical information contained in this current report and the exhibit hereto, the matters set forth in this current report and in the exhibit contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties associated with the registrant’s ability to satisfy any or all of the closing conditions and complete the issuance and sale of common stock and warrants referenced in this current report as well as other risks described from time to time in the registrant’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2005 and subsequent filings. The forward-looking statements are based on current information that is likely to change and speaks only as of the date hereof.

Item 1.01.	Entry into a Material Definitive Agreement.

On April 6, 2006, the registrant entered into a letter agreement with John E. Lucas in connection with his resignation as a director. Contingent upon the completion of the registrant’s pending issuance and sale of common stock and warrants to purchase common stock, Mr. Lucas will receive a fully vested option to purchase 11,667 shares of common stock. The option will be granted on the last day that Mr. Lucas is a director at an exercise price equal to the fair market value of the registrant’s common stock on the date of grant. The vesting on two other options held by Mr. Lucas will be accelerated by the amount of vesting that would have accrued if Mr. Lucas had remained a director for another 12 months after his resignation. Mr. Lucas will also receive a lump sum payment equal to the amount that Mr. Lucas would have been paid for attendance at regular meetings of the Board of Directors during the 12 months following his resignation. The registrant estimates this amount to be approximately $25,000.

The description of the letter agreement set forth above is qualified in its entirety by reference to the actual terms of the letter agreement, which is filed as Exhibit 99.1 to this current report and is incorporated herein by this reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On April 6, 2006, Mr. Lucas notified the registrant of his decision to resign as a director contingent upon the completion of the registrant’s pending issuance and sale of common stock and warrants. The effective date of Mr. Lucas’s resignation has not yet been set.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Letter agreement dated April 6, 2006 between John E. Lucas and the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

	By:	/s/ Harry Stylli
Date: April 10, 2006		President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Letter agreement dated April 6, 2006 between John E. Lucas and the registrant.